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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 20, 2005

                             PDG ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in this charter)

           DELAWARE                      0-13667                  22-2677298
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

      1386 BEULAH ROAD, BUILDING 801, PITTSBURGH, PA               15235
         (Address of Principal Executive Offices)                (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (412) 243-3200


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changes Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 142-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 4.01CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous Independent Registered Accounting Firm

On June 20, 2005, the Audit Committee of the Board of Directors of PDG Environmental, Inc. (the "Company") was notified by Parente Randolph, LLC that it had resigned as the Company's principal independent accountants.

Patente Randolph's reports on the financial statements of the Company for the fiscal years ended January 31, 2005 and January 31, 2004 did not contain an adverse opinion or disclaimer of opinion nor was qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company's financial statements for the fiscal years ended January 31, 2005 and January 31, 2004 and subsequent unaudited interim period ended April 30, 2005 through the effective date of Parente Randolph's resignation, there were no disagreements between the Company and Parente Randolph on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Parente Randolph, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

During the fiscal years ended January 31, 2005 and January 31, 2004 and the subsequent unaudited interim period ending April 30, 2005 through the effective date of Parent Randolph's resignation, there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Parente Randolph with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commissions. A letter from Parent Randolph is attached as Exhibit 16 to this Current Report on Form 8-K.

(b) New Independent Registered Public Accounting Firm

The Company's Audit Committee is in discussion with a number of independent registered public accounting firms and is in the process of and anticipates selecting a new independent registered public accounting firm within the next several weeks.

FORWARD-LOOKING INFORMATION

Certain matters discussed in this report may constitute forward-looking statements under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipates," or other similar expressions, identify forward-looking statements. Such statements are based on our current expectations. The timing of events may differ significantly from those discussed in the forward-looking statements as a result of various factors, including but not limited to, the timing of our selection of an independent registered accounting firm. The Company does not undertake any obligation to update any forward-looking statement to reflect events after the date of this report.



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ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)       Exhibits


EXHIBITS                             DESCRIPTION
--------                             -----------

  16.1 Acknowledgement Letter from Parente Randolph, LLC to the Company dated June 24, 2005 regarding its termination as the Company's independent accountants.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         PDG ENVIRONMENTAL, INC..




                                         By /s/John C. Regan
                                            ---------------------------------
                                            JOHN C. REGAN
                                            CHAIRMAN AND CHIEF EXECUTIVE OFFICER




Date:  June 24, 2005



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                                  EXHIBIT INDEX


16 Acknowledgement Letter from Parente Randolph, LLC to the Company dated June 24, 2005 regarding its termination as the Company's independent accountants.




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